Exhibit 99.1

PRESS RELEASE
Financial Contact:
Robert A. Milligan
Chief Financial Officer
480.998.3478
HEALTHCARE TRUST OF AMERICA, INC. ANNOUNCES RECORD DATE FOR SPECIAL DISTRIBUTION

SCOTTSDALE, Ariz., July 6, 2022 - Healthcare Trust of America, Inc. (NYSE: HTA) (“HTA”) announced today that its Board of Directors has established the last business day prior to the closing date of the previously announced merger (the “Merger”) with Healthcare Realty Trust Incorporated (“HR”), which is currently projected to be Tuesday, July 19, 2022, as the record date for the special distribution of $4.82 per share of Class A Common Stock (the “Special Distribution”) to be paid pursuant to the merger agreement with HR. Pre-Merger HTA stockholders as of the record date will be entitled to receive the Special Distribution.

The Special Distribution is conditioned upon and subject to the approval by HTA and HR stockholders of the Merger and successful closing of the Merger in accordance with the merger agreement. Subject to favorable stockholder votes, the Merger is expected to close on July 20, 2022 (the “Merger Closing Date”). The Special Distribution will be paid five (5) business days following the effective time of the Merger, which is currently projected to be Wednesday, July 27, 2022. Due to the contingent nature of the Special Distribution, HTA’s Class A Common Stock will trade with “due bills”, representing an assignment of the right to receive the Special Distribution, beginning one business day prior to the record date, projected to be July 18, 2022, through the Merger Closing Date.

Additionally, the eligible holders of HTA's operating partnership units ("OP Units") will received an OP Unit distribution, which is on par with HTA's Class A Common Stock Special Distribution described above.

Important Information About the Special Distribution
Due to the contingent nature of the Special Distribution, as required by the rules of the NYSE, HTA’s Class A Common Stock will trade with “due bills”, representing an assignment of the right to receive the Special Distribution, beginning one business day prior to the record date, projected to be July 18, 2022, through the Merger Closing Date (such period of time the “Due-bill Period”). AS A RESULT, HOLDERS OF HTA’S CLASS A COMMON STOCK ON THE RECORD DATE MUST HOLD HTA CLASS A COMMON STOCK THROUGH THE MERGER CLOSING DATE IN ORDER TO BE ENTITLED TO RECEIVE THE SPECIAL DISTRIBUTION. HTA STOCKHOLDERS WHO SELL THEIR SHARES ON OR BEFORE THE MERGER CLOSING DATE WILL NOT BE ENTITLED TO RECEIVE THE SPECIAL DISTRIBUTION. PURCHASERS OF HTA CLASS A COMMON STOCK DURING THE DUE-BILL PERIOD (EVEN IF THE TRADE WILL SETTLE AFTER THE DUE-BILL PERIOD) WHO HOLD SUCH SHARES ON THE MERGER CLOSING DATE WILL BE ENTITLED TO RECEIVE THE SPECIAL DISTRIBUTION IN THE EVENT THAT THE MERGER IS SUCCESSFULLY CLOSED. STOCKHOLDERS THAT SELL HTA CLASS A COMMON STOCK DURING THE DUE-BILL PERIOD (EVEN IF THE TRADE WILL SETTLE AFTER THE DUE-BILL PERIOD) WILL NOT BE ENTITLED TO RECEIVE THE SPECIAL DISTRIBUTION IN THE EVENT THAT THE MERGER IS SUCCESSFULLY CLOSED.

Due bills obligate a seller of shares of stock to deliver the dividend to the buyer. The due-bill obligations are settled customarily between the brokers representing buyers and sellers of the stock. HTA has no obligation for either the amount of the due bill or the processing of the due bill. Buyers and sellers of HTA Class A Common Stock during the Due-bill Period should consult with their broker before trading in HTA Class A Common Stock to be sure they understand the effect of the NYSE's due-bill procedures.

HTA’s Class A Common Stock will begin to trade ex-dividend on the first business day after the Merger Closing Date. AS A RESULT, INVESTORS WHO ENTER INTO TRADES TO PURCHASE HTA CLASS A COMMON STOCK ON OR AFTER THE EX-DIVIDEND DATE WILL NOT RECEIVE THE SPECIAL DISTRIBUTION.

About Healthcare Trust of America, Inc.
Healthcare Trust of America, Inc. (NYSE: HTA) is the largest dedicated owner and operator of medical office buildings in the United States, with assets comprising approximately 26.0 million square feet of gross leasable area, and with $7.8 billion invested primarily in medical office buildings, as of March 31, 2022. HTA provides real estate infrastructure for the integrated delivery of healthcare services in highly-desirable locations. Investments are targeted to build critical mass in 20 to 25 leading gateway markets that generally have leading university and medical institutions, which generally translates to superior demographics, highly-educated graduates, intellectual talent and job growth. The strategic markets HTA invests in support a strong, long-term demand for quality medical office space. HTA utilizes an integrated asset management platform consisting of on-site leasing, property management, engineering and building services, and development capabilities to create complete, state of the art facilities in each market. We believe this drives efficiencies, strong tenant and health system relationships, and strategic partnerships that result in high levels of tenant retention, rental growth and long-term value creation. Headquartered in Scottsdale, Arizona, HTA has developed a national brand with dedicated relationships at the local level.
Founded in 2006 and listed on the New York Stock Exchange in 2012, HTA has produced attractive returns for its stockholders that have outperformed the US REIT index, since inception. More information about HTA can be found on the Company’s website (www.htareit.com), Facebook, LinkedIn and Twitter.

Forward-Looking Language

This press release contains certain forward-looking statements with respect to HTA. Forward-looking statements are statements that are not descriptions of historical facts and include statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially and in adverse ways from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, without limitation, the following: HTA’s ability to consummate the merger (the “Merger”) with HR on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the Merger; risks related to diverting the attention of HTA and HR management from ongoing business operations; failure to realize the expected benefits of the Merger; significant transaction costs and/or unknown or inestimable liabilities; risks associated with stockholder litigation in connection with the Merger, including resulting expense or delay; the risk that HTA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the Merger; risks related to future opportunities and plans for HTA, including the uncertainty of expected future financial performance and results of the combined company following completion of the Merger; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the Merger on the market price of HTA’s or HR’s common stock; the possibility that, if the combined company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of HTA’s common stock could decline; general adverse economic and local real estate conditions; changes in economic conditions generally and the real estate market specifically; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; the availability of capital; changes in interest rates; competition in the real estate industry; the supply and demand for operating properties in HTA’s proposed market areas; changes in accounting principles generally accepted in the US; policies and guidelines applicable to REITs; the availability of properties to acquire; the availability of financing; pandemics and other health concerns, and the measures intended to prevent their spread, including the currently ongoing COVID-19 pandemic; and the potential material adverse effect these matters may have on HTA’s business, results of operations, cash flows and financial condition. Additional information concerning HTA and its business, including additional factors that could materially and adversely affect HTA’s financial results, include, without limitation, the risks described under Part I, Item 1A – Risk Factors, in HTA’s 2021 Annual Report on Form 10-K and in HTA’s other filings with the Securities and Exchange Commission.